UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  September 30, 2010

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

Chase
Growth Fund

❖
Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2010

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Advisor: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chasegrowthfunds.com

Chase Funds

October 28, 2010

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX) for the period ending September 30, 2010.  At the end of the third quarter, approximately 12,000 shareholders have $360 million invested in the Chase Growth Fund, while the Chase Mid-Cap Growth Fund has $13.1 million with approximately 150 shareholders.  On January 28, 2007, we initiated a Substantial Investor Class of shares in the Chase Growth Fund (CHAIX) with an annual expense ratio lower by 0.25% for direct shareholders who have invested $1 million or more.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 7th letter.

Fund Performance Overview

We emphasize good quality stocks which are reasonably priced relative to their growth rates.  Our research is oriented towards a technically strong study of companies which have strong balance sheets and are able to grow their earnings even when the economy is sluggish.  We follow a disciplined investment process which combines fundamental, technical and quantitative analysis seeking to control risk and build sound portfolios.  Since its inception in December 1997, the Chase Growth Fund has experienced only 3 down years compared to 4 down years for the Russell 1000® Growth Index.

The year ended September 30, 2010 has been one in which we have seen the external market environment gradually shifting toward the type of stocks we favor.  In the first six months (10/1/09 – 3/31/10), the Funds trailed their respective benchmarks as riskier stocks - those with lower quality, higher beta, less consistency of earnings, and more debt - outperformed the type of stocks favored by the Funds.  Since that time, we have begun to see a shift toward the higher quality stocks we favor, and the underlying components of our investment process have begun to yield tangible results and favorable relative performance.  The shift has been gradual and has involved setbacks (the month of July, for instance, strongly favored riskier assets), but continues to move in our direction.  We believe that this shift toward quality, as well as a market that rewards companies with stronger fundamental performance, will help contribute to performance.  The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell MidCap® Growth Index, respectively.

Chase Funds

Chase Growth Fund – Class N (CHASX)
	6 months	1 year	5 years	10 years	Since
	ended	ended	ended	ended	Inception
	9/30/10	9/30/10	9/30/10	9/30/10	(12/2/97)
Chase Growth Fund Class N (CHASX)	+0.50%	+8.70%	-0.88%	+0.44%	+4.91%
Russell 1000® Growth Index	-0.27%	+12.65%	+2.06%	-3.44%	+1.94%
Lipper Large Cap Growth Funds Index	-1.56%	+10.14%	+0.78%	-4.12%	+1.35%

Chase Growth Fund – Substantial Investor Class (CHAIX)
	6 months	1 year	Since Inception
	ended 9/30/10	ended 9/30/10	(1/29/07)
Chase Growth Fund SI Class (CHAIX)	+0.63%	+8.97%	-1.96%
Russell 1000® Growth Index	-0.27%	+12.65%	-0.75%
Lipper Large Cap Growth Funds Index	-1.56%	+10.14%	-1.51%

Gross Expense Ratio: Class N – 1.22%; Substantial Investor Class – 0.97% (as stated in the prospectus dated 1/28/10)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Lipper Analytics Services, Inc.1 ranked the Chase Growth Fund Class N Shares (based on total return) #23 out of 344, #527 out of 614, #529 out of 732 and #580 out of 852 funds in its Large Cap Growth Universe for the ten years, five years, three years and one year periods ended September 30, 2010, respectively.  Past performance is not a guarantee of future results.

On September 30th, the Chase Growth Fund was invested in 39 stocks which on average were rated A quality (with A++ being the strongest rating of relative financial strength and C++ being a satisfactory rating) by Value Line.  They range in market capitalization from $5.0 billion (ResMed Inc.) to $259.2 billion (Apple Corp.).

The last twelve months ended September 30th began with the market continuing its rally through the middle of January 2010.  After a short correction, the equity markets rallied strongly until the end of April before experiencing a major correction that didn’t end until the end of August 2010.  The market turned up at the end of August and saw a strong rally in September.  Generally the Chase Growth Fund was down during the declining parts of this market but outperformed its benchmarks.  During the rallies, the Chase Growth Fund has been up but has lagged the benchmarks.

For the last twelve months, the Chase Growth Fund’s relative underperformance is attributable to stock selection and our continued focus on reasonably priced, high quality, large cap growth stocks with consistent earnings growth.  During this choppy environment, these types of stocks have shown a more defensive presence during the market downturns, but until recently hadn’t fully participated in the market moves upward.  For the twelve months ended September 30th, our five best performing stocks were Cognizant Technology Solutions +51.28%, NetApp Inc. +35.44, Apple Inc. +30.86%, Lubrizol Corp. +16.36%, and Novo-Nordisk +15.75%.

Chase Funds

The last six months ended September 30th saw a steep correction in the market during the months of May and June.  After the market bottomed at the end of June, the equity markets rallied in July and finished with a strong rally during the month of September.  Generally the Chase Growth Fund was down during the declining part of this market but outperformed its benchmarks.  During the rally in September, the Chase Growth Fund has been up but has slightly trailed the benchmarks.

For the last six months, the Chase Growth Fund’s outperformance is mainly attributable to stock selection and our continued focus on reasonably priced, high quality, large cap growth stocks with consistent earnings growth.  During this choppy market environment, these types of stocks have tended to fare better than the low quality, more cyclical stocks and in particular those stocks that were up the most during the market rally of 2009.  For the six months ended September 30th, our five best performing stocks were NetApp Inc. +33.88%, Cognizant Technology Solutions +21.31%, DIRECTV Group Inc. +20.73%, Novo-Nordisk +15.75%, and Companhia de Bebidas das Americas +15.07%.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share growth rates of 21% vs. 18% for the Russell 1000® Growth Index.  They are more profitable with a Return on Equity of 27% vs. 24%, and have slightly greater debt with Debt to Total Capital of 27% vs. 26%.  Consistent with higher growth rates, they sell at higher P/E to the Russell 1000® Growth Index (15.4X vs. 13.5X) based on 2011 estimated earnings.  Our stocks are selling at 0.72 times their five-year historical growth rates compared to 0.75 times for the Russell 1000® Growth Index and 0.72 times their projected reinvestment rates compared to 0.70 times for the Russell 1000® Growth Index.

September 30, 2010	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2010	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Chase Funds

Chase Mid-Cap Growth Fund (CHAMX)
	6 months	1 year	5 years	Since Inception
	ended 9/30/10	ended 9/30/10	ended 9/30/10	(9/1/02)
Chase Mid-Cap Growth Fund (CHAMX)	+4.13%	+17.48%	+0.12%	+5.96%
Russell Midcap® Growth Index	+2.96%	+18.27%	+2.86%	+9.40%
Lipper Mid-Cap Growth Funds Index	+2.92%	+16.52%	+4.12%	+8.77%
Gross Expense Ratio: 1.63%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Lipper Analytics Services, Inc.1 ranked the Chase Mid-Cap Growth Fund (based on total return) #258 out of 316, #198 out of 377 and #197 out of 419 funds in its Mid-Cap Growth Fund Universe for the five years, three years and one year periods ended September 30, 2010, respectively.  Past performance is not a guarantee of future results.

On September 30th the Chase Mid-Cap Growth Fund was invested in 44 stocks, which on average were rated B++ quality by Value Line.  They range in market capitalization from $1.6 billion (Panera Bread Co.) to $15.7 billion (TJX Companies Inc.).

The performance pattern for the Chase Mid-Cap Growth Fund has been similar to that of the Chase Growth Fund over the last twelve months.  The Chase Mid-Cap Growth Fund performed relatively well during the market declines, but trailed slightly during the entire course of the market advances.

The Chase Mid-Cap Growth Fund outperformed the Lipper Mid-Cap Growth Funds Index but trailed the Russell Midcap® Growth Index during the last twelve months.  Within our mid-cap growth mandate, we favored some of the larger, more stable earnings growth companies, and these types of stocks have shown a more defensive presence during the market downturns while capturing most of the market moves upward.  For the twelve months ended September 30th, our five best performing stocks were Chipotle Mexican Grill Inc. +56.19%, Tibco Software Inc. +53.71%, Informatica Corp. +52.26%, Deckers Outdoor Corp. +47.55%, and Fossil Inc. +47.22%.

The performance pattern for the Chase Mid-Cap Growth Fund has been similar to that of the Chase Growth Fund over the last six months.  The Chase Mid-Cap Growth Fund performed relatively well during the market decline but slightly trailed during the strong upward rally.

Like the Chase Growth Fund, the Chase Mid-Cap Growth Fund has outperformed the benchmarks during the last six months.  Within our mid-cap growth mandate, we have favored some of the larger, more stable earning growth companies, and these types of stocks have tended to fare better than the low quality, more cyclical stocks and in particular those stocks that were up the most during the market rally of 2009.  For the six months ended September 30th, our five best performing stocks were Tibco Software Inc. +53.71%, NetApp Inc. +51.68%, Chipotle Mexican Grill Inc. +50.82%, Fossil Inc. +42.17%, and Sybase Inc. +37.12%.

Chase Funds

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  They have higher five-year average annual earnings per share growth rates of 24% vs. 18% for the Russell Midcap® Growth Index and have stronger balance sheets with Debt to Total Capital of only 20% vs. 27%.  Consistent with higher growth rates, they sell at higher P/E to the Russell Midcap® Growth Index (17.4X vs. 15.8X) based on 2011 estimated earnings.  Our mid-cap stocks are selling at 0.73 times their five-year historical growth rates compared to 0.90 times for the Russell Midcap® Growth Index and 0.97 times their projected reinvestment rates compared to 0.94 times for the Russell Midcap® Growth Index.

September 30, 2010	CHASE MID-CAP GROWTH FUND STOCKS vs. RUSSELL MIDCAP® GROWTH INDEX

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

September 30, 2010	FUNDAMENTALS AND RATIOS

P/E to Five-Year Historical Growth	P/E to Projected Reinvestment Rate

Source:  Chase Investment Counsel Corporation.  This information is based on certain assumptions and historical data.  None of the projected information provided (including estimated EPS numbers for 2011) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

Chase Investment Counsel Corporation’s investment process is “bottom up” and driven by our portfolio management methodology. For clients who are interested, here are some factors that we believe influence the investment outlook.

Positive Factors

The stock market has been in a trading range so far this year.  The DJIA has had nine rises and eleven declines of 200 points or more.  As of September 30th it was up 3.5%.  Nevertheless Lowry’s indicates that its measures of Supply (which reached a new reaction low last week) and Demand (Buying Power reached a new high) are consistent with a healthy primary uptrend.  Lowry’s short-term indicator has remained on a sell signal since September 22 suggesting the current rally is extended and the risk of a short-term pull back is increasing.  Their Operating Companies Only (OCO) Adv-Dec Line is lagging the Unweighted OCO NYSE Price Index as the market is short term over bought and becoming more selective.

Chase Funds

The Federal Reserve recently announced it intends to buy long-term treasury securities to keep longer as well as short-term rates low as long as unemployment remains high.  Chairman Bernanke is determined to avoid deflation at all costs and has indicated that the Fed is prepared to do additional quantitative easing if needed.  While government stimulus has not been effective in creating jobs and improving business confidence, the excess liquidity should cheapen the dollar and increase the demand for stocks, gold and other commodities particularly those needed by the expanding economies in Southeast Asia.

On September 30, 2010 Money Market funds were at $2.8 trillion, about 21% of NDR Total Stock Market Values.  That indicates substantial liquidity on the sidelines, some of which may be used as purchasing power when investor confidence improves. The September survey of individual investors by the American Association of Individual Investors (AAII) reveals that their portfolios are currently 20% in cash equivalents, which is quite cautious, especially when money market yields are close to zero.  The 8/26/10 AAII survey reported 20.7% of members bullish, the lowest level since the March 2009 lows; since then this sentiment indicator has returned to normal levels.  By some measures, valuations appear attractive.  The Leuthold Group calculates that as of September 30, 2010, the S&P 500® Index was trading at 17.6X Normalized “Adjusted EPS”, compared to an average of 18.6X since 1957.

The Leading Economic Indicators year-over-year (y/y) are indicative of continuing though moderating recovery. The September ISM Composite Index decreased slightly to 54.4, but continued to indicate growth in the manufacturing sector.

We are entering what is generally considered the most favorable part of the election year cycle.  Ned Davis Research calculates that the final quarter of the mid-term year and the first two quarters of the presidential pre-election year (2011) have enjoyed the strongest median gains in the S&P 500® Index since 1929.  Moreover, seasonally the best six months are November through April, during which all of the cumulative gains since 1950 have occurred.  A study by Stock Traders Almanac of Midterm Election years since 1901 reveals that in all ten years when the DJIA rose in September the low for the year had already been reached and a rally was underway.  Since 1900 the DJIA has increased +13% on average during the third year of presidential terms (2011).

In recent weeks the market seems to be discounting a more business/investor friendly environment with the increasing likelihood of a Republican controlled House of Representatives.

Risk Factors

On September 30th, NDR estimated total common stock market capitalization (currently 4,100 U.S. stocks) stood at 91.5% of nominal Gross Domestic Product (GDP); down 47% from its 3/31/2000 historic peak of 172.6%, but still well above its lows of 36.3% and 32.2%, respectively, in 1974 and 1982 and above its 60% norm since 1925.

Consumer credit outstanding has fallen 21 of the past 23 months. Bank recovery is hampered by the need for stricter lending requirements and increased mortgage defaults.  Calculated Risk blog estimates that more than 25% of the mortgages are greater than the value of the home in many areas including estimates as high as 78% in Nevada, while Florida, Arizona, Michigan, California, Virginia and Illinois are estimated to be 50%, 49%, 48%, 35%, 30% and 29% negative, respectively.  The result will be many more foreclosures or walk-aways.  With depressed housing prices and underwater mortgages, many unemployed or underemployed homeowners are unwilling or unable to move even when they can find a job elsewhere.

The Congressional Oversight Panel report on Commercial Real Estate Losses estimates that between 2010 and 2014 about $1.4 trillion commercial real estate loans come due.  With the property values down over 40% since 2007 nearly half are under water!  Losses at banks alone could range as high as $200-300 billion mostly in 2011 and beyond with small and mid-sized banks proportionately more exposed than the larger banks whose stress tests incidentally only went through 2010.

Chase Funds

Since 70% of our economy is tied to the consumer, with over 17% unemployed (including underemployed or working part time) and consumers either choosing to reduce debt or being forced to do so (personal savings rose to 5.8% in August), there is little chance of anything better than very modest expansion until employment recovers significantly.  The Conference Board Consumer Confidence index has been falling since May, reaching 48.5 in September, the lowest reading since February.

At the Contrary Opinion Forum on October 5, 2010, David Ranson (H. C. Wainwright & Co. Economics) discussed the effect of Government Spending on the Economy.  Since 1890, excluding two wartime decades, he found that in the five decades that the federal government borrowing was 1% or less of Gross National Product (GNP) the annualized GNP growth was 4.2%, but in the five when it was more than 1% annualized GNP growth was only 2.4%.  Many economists believe that Quantitative Easing, just printing trillions of dollars, when interest rates are already very low will not result in effective stimulus but will significantly debase the value of the Dollar.  Certainly the huge stimulus spending so far has failed to create jobs and get money into the hands of households. Small businesses are not producing new jobs in this recovery as they have in prior ones because of concern over expected higher taxes, higher health care expenses, increasing government regulation and the inability to secure bank lending.

We keep reminding clients that a balance sheet recession caused by excessive debt and collapsing net worth is different than a recession caused by restrictive central banks acting to curb inflation. We have not experienced this type of recession since the 1930s which is why the pattern of stock market decline experienced in the 1929-1938 period is relevant. Moreover, the U.S. government as well as state, local governments, and consumers are in much worse financial condition now than they were then.  State and local debt is estimated at $2.8 trillion and our muni debt may involve greater systemic risk than Greece or Spain.  A high profile muni bankruptcy could result in rating cuts and illiquidity especially with banks owning about 8% of it.

While normally commendable, the fiscal austerity policies now being pursued in Europe, with their unemployment rates of 10% and their fragile economies may be just as ill timed as the 1936-7 Fed tightening in the U.S.  In the U.S. our modest recovery (output is still below 2007 and 2008) has been largely due to inventory rebuilding and huge government spending, which is mostly over, leaving our economy fragile.  As Gary Shilling points out the weekly Economic Cycle Research Institute (ECRI) Weekly Leading Index Growth Rate which has been very accurate in predicting recessions had declined back to -7.8% by 9/24/10, a level which in the past has always been associated with recessions.  New weekly jobless claims rose to 462 thousand last week for no improvement since December.  Clearly there is still a chance of a double dip recession.

The percentage of Treasury securities bought by foreigners has dramatically declined during recent quarters requiring the Federal Reserve to buy substantial amounts of the new issues to support the market and maintain low yields.  China recently held $868 billion of Treasury Securities and is our 3rd largest export market.  Recent U.S. House legislation that would allow our authorities to impose tariffs on Chinese imports if they thought the Yuan was too cheap hasn’t been passed in the Senate.  Such legislation would raise the cost of living for most Americans and could seriously impact trade with spiraling retaliations (think Smoot-Hawley).  As Ms. Jiang Yu of China’s Foreign Ministry recently warned, “Using the Yuan exchange rate issue as an excuse to engage in trade protectionism against China can only harm Chinese-US trade and economic relations, and will have a negative effect on both economies and the world economy.”

Our investment process combines fundamental, technical, and quantitative analysis seeking to control risk and build sound portfolios. With estimates that high frequency trading by hedge funds and others may account for as much as 75% of all transactions, it is obvious that there is heavy speculation on short term volatility especially in the higher beta, lower quality stocks.  That has resulted in the high quality, more stable growth stocks which we emphasize selling at little or no premiums compared to their historical norms.

Chase Funds

Conclusion

We believe that the deleveraging of our economy to correct past excesses will be a long difficult process.  In our previous serious recession of the 1930’s there were three sharp rallies of 27%, 31%, and 20% in 1931 before the market finally bottomed in 1932. Recent market action supports the probability that we are having a major cyclical recovery within a long term decline rather than a new secular bull market.  For perspective, as Bob Brinker’s Marketimer study points out, during the secular bear market from February 2, 1966 and August 12, 1982 the DJIA ultimately declined 22% and the S&P 500® Index about 9%, but during that same period there were three major cyclical bull markets when the S&P advanced 48%, 73% and 125%, respectively.  Those cyclical bull markets lasted 26, 32 and 74 months, respectively, and comprised 132 months or two-thirds of the entire 198 month secular decline.

Previously we reminded clients of a 35-year (420 month) study that found if you were out of the market just 5% of the time and missed the best 22 months, your 35-year gain would have been only 14% as much as the return on the S&P 500® Index, even less than just holding T-bills. However, another 108 year study found if you could avoid just the 10 worst days the gain on the Dow tripled.  As fiduciaries in our fully invested equity accounts we believe focusing on attractively priced, good quality stocks is the soundest approach.  We do try to emphasize less volatile, more stable stocks when we believe the market is over priced or the environment is particularly uncertain.

We continue to emphasize good-quality companies that are market leaders many of which are significantly exposed to emerging economies. The stable growth companies we owned on September 30, 2010 enjoyed a median earnings gain of 28% in their latest reported quarters versus the same quarter a year ago.  That was particularly impressive considering that the earnings of our stocks did not collapse last year.  If the market rise since 2009 proves to be sustainable, we believe good-quality equities with strong balance sheets which lagged the 2009 recovery should fully participate. Alternatively, if the rise ends abruptly, we believe our stocks will enjoy better defensive qualities.

Chase Investment Counsel Corp. manages over $1.4 billion for clients in 23 states.  The Chase Growth Fund (CHASX & CHAIX) and the Chase Mid-Cap Growth Fund (CHAMX) are managed by the same investment team of Derwood S. Chase, Jr., who founded the firm in 1957.  The remaining team members are Peter Tuz (President), Brian Lazorishak, and Peter Wood, each of whom have over 13 years with the firm.  This same team manages our large separate accounts.  As a moderate size firm, we have much more flexibility in buying and selling large and mid-cap securities without a significant market impact.

We impose a 2% fee on sales of shares in either Fund held 60 days or less, computed on a first-in, first-out basis.  This is meant to discourage even legal short term trading, which disrupts portfolio management and increases expenses for long-term investors. Such fees remain in the Fund for the benefit of all shareholders.  Please refer to the Financial Highlights on pages 29-31 for the Funds’ most recent expense ratios.

We assure you that we will be working very hard to find, analyze and invest in relatively attractive, good quality stocks.  The officers and employees of Chase Investment Counsel Corporation appreciate your confidence and we look forward to a long investment relationship together.  Listed below are the 10 largest holdings of each Fund as of September 30, 2010.

Chase Funds

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Apple Inc.	5.50%	1.	Dollar Tree Inc.	3.30%
2.	Union Pacific Corp.	4.11%	2.	Informatica Corp.	3.27%
3.	3 M Co.	3.64%	3.	Chipotle Mexican Grill Inc.	2.99%
4.	Cognizant Technology Solutions	3.62%	4.	Solera Holdings Inc.	2.99%
5.	EMC Corp.	3.51%	5.	Albemarle Corp.	2.88%
6.	United Technologies Corp.	3.48%	6.	CommVault Systems Inc.	2.83%
7.	Oracle Corp.	3.47%	7.	Tractor Supply Co.	2.71%
8.	McDonalds Corp.	3.42%	8.	Ross Stores Inc.	2.69%
9.	NetApp Inc.	3.26%	9.	Genesee & Wyoming Inc.	2.67%
10.	Philip Morris International Inc.	3.20%	10.	W. W. Grainger Inc.	2.63%

Derwood S. Chase, Jr., CIC, Chairman, CEO	Peter W. Tuz, CFA, President
Chase Investment Counsel Corporation	Chase Investment Counsel Corporation

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper MidCap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

1
Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of Funds with similar investment objectives.  Ranking for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

You cannot invest directly in an index.

Please note our Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Chase Funds

Founded in 1938, Lowry’s Research Corporation’s (“Lowry’s”) has developed a series of indices and market indicators based around historical supply and demand forces in the market, including their proprietary Buying Power Index, Selling Pressure Index, OCO Unweighted Price Index and Intermediate Trend Sell signals.

The NDR (Ned Davis Research) Total Market Value proxies the market value of all U.S.-domiciled companies traded on U.S. exchanges, and is thus one of the broadest measures of the U.S. stock market.

The ISM Composite Index is based on surveys of 300 US purchasing managers across 20 manufacturing industries.  Values above 50 indicate an expanding economy while values below 50 indicate a contracting economy.

Fee waivers are in effect for the Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult a tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Beta measures the volatility of the fund, as compared to that of the overall market. The Market’s beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

The Return on Equity (“ROE”) is the amount earned on a company’s common stock investment for a given period.

Debt to Total Capital Ratio shows the relationship between a company’s debt and its available capital, indicating the financial leverage of the company.

Quasar Distributors, LLC, Distributor.  (11/10)

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2010 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE at September 30, 2010 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/10 – 9/30/10).

Chase Funds

EXPENSE EXAMPLE at September 30, 2010 (Unaudited), Continued

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.48% in the Chase Mid-Cap Growth Fund, per the advisory agreement. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period 4/1/10 – 9/30/10*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,005.00	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period 4/1/10 – 9/30/10*
Chase Growth Fund (Substantial Investor Class)
Actual	$1,000.00	$1,006.30	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio of 0.93% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/10	Value 9/30/10	Period 4/1/10 – 9/30/10*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,041.30	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.49

*
Expenses are equal to the Fund’s annualized expense ratio of 1.48% (including interest expense) for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund –
Class N Shares versus the Russell 1000® Growth Index and the Lipper Large Cap Growth Funds Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2010	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	8.70%	-7.52%	-0.88%	0.44%	—
Chase Growth Fund – Substantial Investor Class Shares	8.97%	-7.29%	—	—	-1.96%
Russell 1000 Growth Index	12.65%	-4.36%	2.06%	-3.44%	-0.75%
Lipper Large Cap Growth Funds Index	10.14%	-5.80%	0.78%	-4.12%	-1.51%
Total Annual Fund Operating Expenses: Class N – 1.22%; Substantial Investor Class – 0.97%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000 Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund versus the Russell Midcap® Growth Index and the Lipper Mid-Cap Growth Funds Index.

	One	Three	Five	Since Inception
Average Annual Total Return as of Sept. 30, 2010	Year	Years	Years	(9/1/02)
Chase Mid-Cap Growth Fund	17.48%	-5.47%	0.12%	5.96%
Russell Midcap Growth Index	18.27%	-3.90%	2.86%	9.40%
Lipper Mid-Cap Growth Funds Index	16.52%	-4.16%	4.12%	8.77%
Total Annual Fund Operating Expenses – 1.63%

Net Annual Fund Operating Expenses – 1.48% (net of contractual waiver and does not include acquired fund fees and expenses)

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chasegrowthfunds.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, total returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010

Shares	COMMON STOCKS: 97.4%	Value
	Auto/Auto Parts: 1.9%
127,690	O’Reilly Automotive, Inc.*	$6,793,108

	Beverage: 4.5%
154,600	Coca-Cola Co.	9,047,192
56,950	Companhia de Bebidas das Americas - ADR	7,049,271
		16,096,463
	Broadcast Media: 1.9%
164,550	DIRECTV - Class A*	6,850,216

	Chemicals - Specialty: 4.2%
81,950	Lubrizol Corp.	8,684,242
71,800	Praxair, Inc.	6,480,668
		15,164,910
	Computer - Semiconductors: 2.3%
279,290	Altera Corp.	8,423,386

	Computer - Storage: 6.8%
622,180	EMC Corp.*	12,636,476
235,540	NetApp, Inc.*	11,727,537
		24,364,013
	Computer Hardware: 5.5%
69,770	Apple Inc.*	19,797,237

	Computer Software - Desktop/Small Business: 2.7%
221,580	Intuit Inc.*	9,707,420

	Computer Software - Enterprise: 3.5%
465,700	Oracle Corp.	12,504,045

	Conglomerates: 7.1%
151,220	3M Co.	13,112,286
176,120	United Technologies Corp.	12,545,028
		25,657,314
	Drugs - Generic: 3.1%
106,030	Hospira Inc.*	6,044,770
118,700	Watson Pharmaceuticals, Inc.*	5,022,197
		11,066,967

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010, Continued

Shares		Value
	Drugs - Proprietary: 3.9%
66,780	Novo Nordisk A/S - ADR	$6,573,823
108,230	Shire PLC - ADR	7,281,714
		13,855,537
	Electrical Instruments: 0.9%
43,480	Waters Corp.*	3,077,514

	Energy/Oil Service: 1.5%
167,800	Halliburton Co.	5,549,146

	Finance/Banks: 1.7%
305,420	Banco Bradesco S.A. - ADR	6,224,460

	Footwear: 2.5%
111,160	NIKE, Inc. - Class B	8,908,362

	Health Care Distribution: 2.1%
251,750	AmerisourceBergen Corp.	7,718,655

	Industrial Distributors: 2.6%
77,170	W.W. Grainger, Inc.	9,191,719

	Machinery: 4.8%
187,930	Danaher Corp.	7,631,837
138,800	Deere & Co.	9,685,464
		17,317,301
	Medical Products: 1.3%
143,260	ResMed Inc.*	4,700,361

	Metals - Precious: 3.5%
95,730	Barrick Gold Corp.+	4,431,342
131,500	Newmont Mining Corp.	8,259,515
		12,690,857
	Railroad: 4.1%
180,840	Union Pacific Corp.	14,792,712

	Restaurants: 9.2%
165,370	McDonald’s Corp.	12,321,719
431,450	Starbucks Corp.*	11,036,491
214,510	Yum! Brands, Inc.	9,880,331
		33,238,541

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010, Continued

Shares		Value
	Retail - Discount: 6.8%
188,600	Dollar Tree, Inc.*	$9,196,136
104,400	Ross Stores, Inc.	5,702,328
217,680	TJX Companies, Inc.	9,715,058
		24,613,522
	Service Companies: 3.6%
202,210	Cognizant Technology Solutions - Class A*	13,036,479
	Telecommunication Equipment: 2.2%
152,890	American Tower Corp. - Class A*	7,837,141
	Tobacco: 3.2%
205,660	Philip Morris International Inc.	11,521,073
	Total Common Stocks (Cost $293,819,439)	350,698,459

	SHORT-TERM INVESTMENTS: 2.6%
9,248,909	AIM STIT Treasury Portfolio - Institutional Class, 0.06%#	9,248,909
	Total Short-Term Investments (Cost $9,248,909)	9,248,909
	Total Investments in Securities (Cost $303,068,348): 100.0%	359,947,368
	Other Assets in Excess of Liabilities: 0.0%	44,929
	Net Assets: 100.0%	$359,992,297

ADR - American Depositary Receipt
*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010

Shares	COMMON STOCKS: 97.4%	Value
	Auto/Auto Parts: 3.5%
8,400	LKQ Corp.*	$174,720
5,400	O’Reilly Automotive Inc.*	287,280
		462,000
	Chemicals: 4.9%
8,100	Albemarle Corp.	379,161
3,900	FMC Corp.	266,799
		645,960
	Chemicals - Specialty: 2.3%
2,800	Lubrizol Corp.	296,716

	Computer - Networking: 2.1%
8,000	ADTRAN, Inc.	282,400

	Computer - Semiconductors: 2.5%
10,800	Altera Corp.	325,728

	Computer - Storage: 7.6%
11,200	Informatica Corp.*	430,192
5,700	NetApp, Inc.*	283,803
7,400	Teradata Corp.*	285,344
		999,339
	Computer Software - Enterprise: 8.4%
14,300	CommVault Systems, Inc.*	372,229
8,900	Solera Holdings, Inc.	393,024
19,400	TIBCO Software Inc.*	344,156
		1,109,409
	Drugs - Generic: 5.8%
4,300	Hospira, Inc.*	245,143
5,000	Perrigo Co.	321,100
4,500	Watson Pharmaceuticals, Inc.*	190,395
		756,638
	Electrical Equipment: 7.9%
5,500	AMETEK, Inc.	262,735
3,500	A.O. Smith Corp.	202,615
6,800	Cooper Industries PLC	332,724

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010, Continued

Shares		Value
	Electrical Equipment: 7.9%, Continued
4,200	Regal-Beloit Corp.	$246,498
		1,044,572
	Energy/Oil Service: 2.0%
3,200	CARBO Ceramics Inc.	259,200

	Finance/Information Systems: 1.8%
6,600	Wright Express Corp.*	235,686

	Food: 1.5%
4,700	McCormick & Co., Inc.	197,588

	Footwear: 3.3%
5,310	Deckers Outdoor Corp.*	265,288
10,000	Iconix Brand Group, Inc.*	175,000
		440,288
	Health Care Distribution: 2.4%
10,500	AmerisourceBergen Corp.	321,930

	Household Products: 1.9%
3,800	Church & Dwight Co., Inc.	246,772

	Industrial Distributors: 2.6%
2,900	W.W. Grainger, Inc.	345,419

	Luxury Goods: 2.3%
5,700	Fossil, Inc.*	306,603

	Media & Advertising: 2.0%
5,500	Scripps Networks Interactive - Class A	261,690

	Medical Products: 3.5%
3,800	Edwards Lifesciences Corp.*	254,790
6,200	ResMed Inc.*	203,422
		458,212
	Metals - Precious: 1.5%
11,000	IAMGOLD Corp.+	194,810

	Personal Care: 2.4%
8,500	Alberto-Culver Co.	320,025

	Railroad: 2.7%
8,100	Genesee & Wyoming Inc.*	351,459

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2010, Continued

Shares		Value
	Restaurants: 5.2%
2,290	Chipotle Mexican Grill, Inc.*	$393,880
3,300	Panera Bread Co. - Class A*	292,413
		686,293
	Retail - Discount: 6.0%
8,910	Dollar Tree, Inc.*	434,452
6,470	Ross Stores, Inc.	353,391
		787,843
	Retail - Specialty: 2.7%
9,000	Tractor Supply Co.	356,940

	Semiconductors: 2.5%
15,800	Skyworks Solutions, Inc.*	326,744

	Telecommunication Services: 1.4%
7,200	NeuStar, Inc. - Class A*	178,992

	Utilities Electric/Gas: 2.1%
4,400	ITC Holdings Corp.	273,900

	Wireless Telecommunications: 2.6%
14,900	Syniverse Holdings Inc.*	337,783
	Total Common Stocks (Cost $10,367,199)	12,810,939

	SHORT-TERM INVESTMENTS: 2.7%
348,582	AIM STIT Treasury Portfolio - Institutional Class, 0.06%#	348,582
	Total Short-Term Investments (Cost $348,582)	348,582
	Total Investments in Securities (Cost $10,715,781): 100.1%	13,159,521
	Liabilities in Excess of Other Assets: (0.1%)	(10,030)
	Net Assets: 100.0%	$13,149,491

*	Non-income producing security.
+	U.S. traded security of a foreign issuer.
#	Rate shown is the 7-day yield as of September 30, 2010.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

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Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2010

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $303,068,348 and $10,715,781, respectively)	$359,947,368	$13,159,521
Receivables
Fund shares issued	751,873	12,107
Due from Advisor (Note 4)	—	258
Dividends and interest	456,434	4,517
Prepaid expenses	25,586	7,745
Total assets	361,181,261	13,184,148

LIABILITIES
Payables
Fund shares redeemed	792,902	—
Due to Advisor	222,871	—
Shareholder servicing fees	42,803	2,629
Custody fees	17,212	1,239
Administration fees	28,009	1,578
Transfer agent fees and expenses	24,410	3,119
Audit fees	18,300	18,375
Fund accounting fees	17,533	3,873
Chief Compliance Officer fee	1,894	630
Legal fees	2,788	2,625
Interest expense	217	—
Accrued expenses	20,025	589
Total liabilities	1,188,964	34,657
NET ASSETS	$359,992,297	$13,149,491

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2010, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$207,816,898	$13,149,491
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	12,996,953	478,262
Net asset value, offering and redemption price per share	$15.99	$27.49
Substantial Investor Class Shares
Net assets applicable to shares outstanding	$152,175,399	$—
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,487,895	—
Net asset value, offering and redemption price per share	$16.04	$—

COMPONENTS OF NET ASSETS
Paid-in capital	$351,070,612	$14,481,924
Accumulated net realized loss from investments	(47,957,335)	(3,776,173)
Net unrealized appreciation on investments	56,879,020	2,443,740
Net assets	$359,992,297	$13,149,491

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2010

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
of $57,616 and $136, respectively)	$5,769,149	$107,309
Interest	5,260	216
Total income	5,774,409	107,525
Expenses
Advisory fees (Note 4)	4,706,118	109,593
Shareholder servicing fees - Class N Shares (Note 5)	743,804	36,531
Administration fees (Note 4)	473,742	21,919
Transfer agent fees and expenses (Note 4)	144,251	18,252
Custody fees (Note 4)	103,805	6,534
Fund accounting fees (Note 4)	113,787	22,583
Registration fees	55,116	10,277
Printing and mailing expense	44,127	946
Insurance expense	32,199	4,269
Trustees fees	23,841	6,581
Audit fees	18,301	18,375
Legal fees	12,331	8,219
Chief Compliance Officer fee (Note 4)	10,795	3,598
Interest expense (Note 7)	2,277	3,757
Miscellaneous	30,656	3,178
Total expenses	6,515,150	274,612
Less: Expenses waived by Advisor (Note 4)	—	(58,361)
Net expenses	6,515,150	216,251
Net investment loss	(740,741)	(108,726)

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	58,854,244	3,511,182
Net realized gain from in-kind redemption (Note 8)	7,275,307	—
Net change in unrealized depreciation on investments	(18,960,448)	(1,133,918)
Net realized and unrealized gain on investments	47,169,103	2,377,264
Net Increase in Net Assets Resulting from Operations	$46,428,362	$2,268,538

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2010	Sept. 30, 2009
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(740,741)	$1,013,996
Net realized gain/(loss) from investments	58,854,244	(126,695,023)
Net realized gain from in-kind redemption	7,275,307	—
Net change in unrealized appreciation/(depreciation)
on investments	(18,960,448)	61,228,949
Net increase/(decrease) in net assets
resulting from operations	46,428,362	(64,452,078)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class N Shares	—	(857,428)
Substantial Investor Class Shares	—	(581,181)
Distributions in excess
Class N Shares	—	(82,566)
Substantial Investor Class Shares	—	(24,238)
Total distributions to shareholders	—	(1,545,413)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(490,617,216)	322,741,061
Total increase/(decrease) in net assets	(444,188,854)	256,743,570

NET ASSETS
Beginning of year	804,181,151	547,437,581
End of year	$359,992,297	$804,181,151
Accumulated net investment income	$—	$—

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2010		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,189,648	$48,807,960	16,736,878	$226,847,814
Shares issued on
reinvestments of distributions	—	—	64,103	875,007
Shares redeemed*	(18,048,645)	(276,368,163)	(13,682,781)	(187,147,186)
Net increase/(decrease)	(14,858,997)	$(227,560,203)	3,118,200	$40,575,635
* Net of redemption fees of		$17,432		$128,690

Substantial Investor Class Shares
	Year Ended		Year Ended
	Sept. 30, 2010		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,214,570	$18,663,285	21,815,619	$308,981,531
Shares issued on
reinvestments of distributions	—	—	35,834	488,418
Shares redeemed*	(18,529,236)	(281,720,298)	(2,052,261)	(27,304,523)
Net increase/(decrease)	(17,314,666)	$(263,057,013)	19,799,192	$282,165,426
* Net of redemption fees of		$1,324		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2010	Sept. 30, 2009
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(108,726)	$(198,943)
Net realized gain/(loss) from investments	3,511,182	(6,438,489)
Net change in unrealized appreciation/(depreciation)
on investments	(1,133,918)	3,141,848
Net increase/(decrease) in net assets
resulting from operations	2,268,538	(3,495,584)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(14,916,671)	388,814
Total decrease in net assets	(12,648,133)	(3,106,770)

NET ASSETS
Beginning of year	25,797,624	28,904,394
End of year	$13,149,491	$25,797,624
Accumulated net investment income	$—	$—

(a)	A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2010		Sept. 30, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	9,764	$243,325	162,220	$3,275,893
Shares issued on reinvestments of distributions	—	—	—	—
Shares redeemed*	(633,957)	(15,159,996)	(150,365)	(2,887,079)
Net increase/(decrease)	(624,193)	$(14,916,671)	11,855	$388,814
* Net of redemption fees of		$827		$353

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2010	2009		2008	2007		2006
Net asset value, beginning of year	$14.71	$17.24		$22.20	$19.36		$19.02
Income from investment operations:
Net investment income/(loss)(1)	(0.04)	0.02		0.04	0.03		0.04
Net realized and unrealized
gain/(loss) on investments	1.32	(2.51)		(3.04)	3.50		0.30
Total from investment operations	1.28	(2.49)		(3.00)	3.53		0.34
Less distributions:
From net investment income	—	(0.04)		(0.04)	(0.06)		—
From net realized gain on investments	—	—		(1.92)	(0.63)		—
Distributions in excess	—	(0.00	)(2)	—	—		—
Total distributions	—	(0.04)		(1.96)	(0.69)		—
Paid-in capital from redemption fees(1)(2)	0.00	0.00		0.00	0.00		0.00
Net asset value, end of year	$15.99	$14.71		$17.24	$22.20		$19.36

Total return	8.70%	-14.45%		-14.93%	18.79%		1.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$207,817	$409,698		$426,473	$534,456		$602,102
Ratio of expenses to average net assets	1.17%	1.19%		1.17%	1.17	%(3)	1.17%
Ratio of interest expense
to average net assets (Note 7)	0.00%	—		—	—		—
Ratio of net investment income/(loss)
to average net assets	(0.25%)	0.17%		0.20%	0.16%		0.18%
Portfolio turnover rate	153.49%	181.38%		181.43%	136.99%		163.94%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 21, 2007, the Advisor eliminated the expense cap.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Substantial Investor Class Shares

	Year Ended September 30,					January 29, 2007(1)
						Through
	2010		2009		2008	September 30, 2007
Net asset value, beginning of period	$14.72		$17.27		$22.23	$19.04
Income from investment operations:
Net investment income(2)	0.00	(6)	0.03		0.08	0.02
Net realized and unrealized
gain/(loss) on investments	1.32		(2.50)		(3.03)	3.17
Total from investment operations	1.32		(2.47)		(2.95)	3.19
Less distributions:
From net investment income	—		(0.08)		(0.09)	—
From net realized gain on investments	—		—		(1.92)	—
Distributions in excess	—		(0.00	)(6)	—	—
Total distributions	—		(0.08)		(2.01)	—
Paid-in capital from redemption fees	0.00	(2)(6)	—		—	—
Net asset value, end of period	$16.04		$14.72		$17.27	$22.23

Total return	8.97%		-14.26%		-14.69%	16.75	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$152,175		$394,483		$120,965	$86,496
Ratio of expenses to average net assets	0.92%		0.94%		0.92%	0.92	%(4)
Ratio of interest expense
to average net assets (Note 7)	0.00%		—		—	—
Ratio of net investment income
to average net assets	0.00%		0.22%		0.39%	0.18	%(4)
Portfolio turnover rate	153.49%		181.38%		181.43%	136.99	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2007.
(6)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2010		2009		2008	2007		2006
Net asset value, beginning of year	$23.40		$26.50		$33.57	$30.39		$31.37
Income from investment operations:
Net investment loss	(0.19	)(1)	(0.18	)(1)	(0.25)	(0.19	)(1)	(0.14	)(1)
Net realized and unrealized
gain/(loss) on investments	4.28		(2.92)		(5.79)	5.97		(0.24)
Total from investment operations	4.09		(3.10)		(6.04)	5.78		(0.38)
Less distributions:
From net realized gain on investments	—		—		(1.01)	(2.60)		(0.60)
Distributions in excess	—		—		(0.02)	—		—
Total distributions	—		—		(1.03)	(2.60)		(0.60)
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)
Net asset value, end of year	$27.49		$23.40		$26.50	$33.57		$30.39

Total return	17.48%		-11.70%		-18.56%	20.57%		-1.24%

Ratios/supplemental data:
Net assets, end of year (thousands)	$13,149		$25,798		$28,904	$30,755		$27,293
Ratio of expenses including interest
expense to average net assets:
Before expense waiver	1.88%		1.61%		1.52%	1.52%		1.74%
After expense waiver	1.48%		1.48%		1.48%	1.48%		1.48%
Ratio of interest expense
to average net assets (Note 7)	0.03%		—		—	—		—
Ratio of net investment loss including
interest expense to average net assets:
Before expense waiver	(1.14%)		(1.02%)		(0.95%)	(0.68%)		(0.71%)
After expense waiver	(0.74%)		(0.89%)		(0.91%)	(0.64%)		(0.45%)
Portfolio turnover rate	140.28%		89.11%		112.40%	151.23%		119.98%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital, and it intends to achieve its objective by investing primarily in common stocks of domestic companies with a large market capitalization of $5 billion and above.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class Shares, which commenced operations on January 29, 2007.  Because the fees and expenses vary between the Class N Shares and the Substantial Investor Class Shares, performance will vary with respect to each class.  Under normal conditions, the Substantial Investor Class Shares are expected to have lower expenses than the Class N Shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation by investing at least 80% of its net assets in common stocks of companies that have a mid-size market capitalization.  The advisor considers a mid-cap security to be one that has a market capitalization of between $500 million and $10 billion.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A Shares.  As of that date, all of the then outstanding shares were redesignated as Class N Shares.  The Mid-Cap Fund commenced operations on September 1, 2002.

The Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents.  Substantial Investor Class Shares of the Growth Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in the Growth Fund exceeds $1 million.  Substantial Investor Class Shares of the Growth Fund are typically not available through platforms, broker-dealers or other financial intermediaries.  They must be purchased directly through the Fund’s distributor, advisor or transfer agent.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

A. Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B. Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Funds’ 2010 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Arizona; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

  The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

  Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of Growth Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

D.Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. Redemption Fees: The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F. REITs: The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

  For the year ended September 30, 2010, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$740,741	$(7,275,386)	$6,534,645
Mid-Cap Fund	108,726	—	(108,726)

H. Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2010:

Growth Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$80,403,749	$—	$—	$80,403,749
Consumer Staples	27,617,536	—	—	27,617,536
Energy	5,549,146	—	—	5,549,146
Financials	6,224,460	—	—	6,224,460
Health Care	40,419,034	—	—	40,419,034
Industrials	66,959,046	—	—	66,959,046
Materials	27,855,767	—	—	27,855,767
Technology	87,832,580	—	—	87,832,580
Telecommunication Services	7,837,141	—	—	7,837,141
Total Equity	350,698,459	—	—	350,698,459
Short-Term Investments	9,248,909	—	—	9,248,909
Total Investments in Securities	$359,947,368	$—	$—	$359,947,368

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$3,301,657	$—	$—	$3,301,657
Consumer Staples	764,385	—	—	764,385
Energy	259,200	—	—	259,200
Health Care	1,536,780	—	—	1,536,780
Industrials	1,741,450	—	—	1,741,450
Materials	1,137,486	—	—	1,137,486
Technology	3,458,298	—	—	3,458,298
Telecommunication Services	337,783	—	—	337,783
Utilities	273,900	—	—	273,900
Total Equity	12,810,939	—	—	12,810,939
Short-Term Investments	348,582	—	—	348,582
Total Investments in Securities	$13,159,521	$—	$—	$13,159,521

New Accounting Pronouncement – In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about (a) transfers into and out of levels 1 and 2, and (b) purchases, sales, issuances, and settlements on a gross basis relating to level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure will have on the Funds’ financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2010, Chase Investment Counsel Corporation (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2010, the Growth Fund and the Mid-Cap Fund incurred $4,706,118 and $109,593 in advisory fees, respectively.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

Each Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.48% of average daily net assets.  Any such reductions made by the Advisor in its fees or payment of expenses which are the Mid-Cap Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years in the Mid-Cap Fund.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $58,361 in the Mid-Cap Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $99,188 at September 30, 2010 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2011	$12,414
2012	28,413
2013	58,361
$99,188

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian. For the year ended September 30, 2010, the Growth Fund and the Mid-Cap Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

	Growth Fund	Mid-Cap Fund
Administration	$473,742	$21,919
Fund accounting	113,787	22,583
Transfer agency (a)	95,129	15,025
Custody	103,805	6,412

(a)  Does not include out-of-pocket expenses.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

For the year ended September 30, 2010, the Growth Fund and the Mid-Cap Fund were allocated $10,795 and $3,598 of the Chief Compliance Officer fee, respectively.

NOTE 5 – SHAREHOLDER SERVICING FEE

The Growth Fund and the Mid-Cap Fund have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares may pay servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2010, the Growth Fund Class N Shares and the Mid-Cap Fund Class N Shares incurred shareholder servicing fees of $743,804 and $36,531 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$918,774,279	$1,413,652,603
Mid-Cap Fund	20,054,737	34,630,915

NOTE 7 – LINES OF CREDIT

For the period October 1, 2009 through March 9, 2010, the Growth Fund had a line of credit in the amount of $22,900,000.  For the period October 1, 2009 through March 31, 2010, the Mid-Cap Fund had a line of credit in the amount of $6,375,000.  As of March 10, 2010, the line of credit for the Growth Fund was increased to $150,000,000.  As of April 1, 2010, the line of credit for the Mid-Cap Fund was decreased to $4,000,000.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions only and not for the purpose of leveraging.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

During the year ended September 30, 2010, the Funds drew upon their lines of credit.  The Growth Fund had an outstanding average daily balance of $69,115, a weighted average interest rate of 3.25% and incurred interest expense of $2,277.  The Mid-Cap Fund had an outstanding average daily balance of $113,978, a weighted average interest rate of 3.25%, and incurred interest expense of $3,757.  The maximum amount outstanding for the Growth Fund and the Mid-Cap Fund during the year ended September 30, 2010 was $19,771,000 and $3,888,000, respectively.  At September 30, 2010, the Funds had no outstanding loan amounts.

NOTE 8 – IN-KIND REDEMPTION

During the year ended September 30, 2010, the Growth Fund realized $7,275,307 of net capital gains resulting from an in-kind redemption. A shareholder exchanged fund shares for securities held by the Fund rather than for cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital. Such reclassification has no effect on the Fund’s net assets.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, sales of tax-free transfers of securities, and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid in the Growth Fund during the years ended September 30, 2010 and September 30, 2009 was as follows:

Growth Fund

	Year Ended	Year Ended
	September 30, 2010	September 30, 2009
Ordinary income	$—	$1,438,609
Distributions in excess	—	106,804

Ordinary income distributions may include dividends paid from short-term capital gains.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2010, Continued

As of September 30, 2010, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$302,431,477	$10,715,781
Gross unrealized appreciation	58,132,056	2,473,225
Gross unrealized depreciation	(616,165)	(29,485)
Net unrealized appreciation (a)	57,515,891	2,443,740
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	—	—
Other accumulated gains/(losses)	(48,594,206)	(3,776,173)
Total accumulated earnings/(losses)	$8,921,685	$(1,332,433)

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to a tax-free transfer of securities in the Growth Fund.  The book basis and tax basis net unrealized appreciation in the Mid-Cap Fund is the same.

At September 30, 2010, the Funds had capital loss carryforwards which expire as follows:

	2017	2018	Total
Growth Fund	$27,769,668	$20,824,538	$48,594,206
Mid-Cap Fund	1,649,916	2,126,257	3,776,173

Chase Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2010, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2010

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

				Number of
				Portfolios
		Term of		in Fund
	Position	Office and		Complex	Other
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Directorships
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Held

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial Consultant	2	Trustee, The
(age 74, dob 6/18/1936)		term since	and former Executive Vice President		Forward Funds
615 E. Michigan Street		February	and Chief Operating Officer of ICI		(33 portfolios).
Milwaukee, WI 53202		1997.	Mutual Insurance Company
			(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President, Hotchkis	2	Independent
(age 76, dob 7/10/1934)		term since	and Wiley Funds (mutual funds)		Trustee from
615 E. Michigan Street		May 2002.	(1985 to 1993).		1999 to 2009,
Milwaukee, WI 53202					E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	2	None.
(age 70, dob 10/8/1939)		term since	President, Federal Home Loan
615 E. Michigan Street		February	Bank of San Francisco.
Milwaukee, WI 53202		1997.

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S. Bancorp Fund	2	None.
(age 63, dob 7/9/1947)	Trustee	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2008.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 63, dob 7/9/1947)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Vice President, Compliance and Administration,
(age 43, dob 7/19/1967)	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite	Assistant Vice President, Compliance and Administration,
(age 49, dob 8/27/1961)	Principal	term since	U.S. Bancorp Fund Services, LLC (October 1998 to present).
615 E. Michigan Street	Financial	December 2007.
Milwaukee, WI 53202	Officer

Michael L. Ceccato	Vice President,	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 53, dob 9/11/1957)	Chief Compliance	term since	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Officer and	September 2009.	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 45, dob 4/16/1965)		term since	Services, LLC (May 2006 to present); Senior Counsel,
615 E. Michigan Street		June 2007.	Wells Fargo Funds Management, LLC (May 2005 to
Milwaukee, WI 53202			May 2006); Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2010 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

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PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA 22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY  10022

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2010	FYE 9/30/2009
Audit Fees	$29,400	$32,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2010	FYE 9/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2010	FYE 9/30/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess__
Douglas G. Hess, President

Date   12/1/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess_ _
Douglas G. Hess, President

Date   12/1/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 12/1/10

* Print the name and title of each signing officer under his or her signature.